United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                   FORM 8 - K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 8, 2001



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579




         State of Incorporation                 IRS Employer Identification No.
                Delaware                                 06-0495050





                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

Item 5 - Other Events.

The registrant's web-posting, on February 8, 2001, including consolidated statements of income and selected segment data for the quarters ended in 2000 and 1999, and the years ended December 31, 2000 and 1999, reflecting the results of Office Systems in discontinued operations, are attached.

Item 7 - Financial Statements and Exhibits.

c. Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

   Exhibit                                Description
   -------     -------------------------------------------------------------

     (1)       Pitney Bowes Inc. consolidated statements of income for the periods specified in Item 5 above.

     (2)       Pitney Bowes Inc. selected segment data for the periods
                specified in Item 5 above.




                                   Signatures
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                PITNEY BOWES INC.




February 8, 2001




                                  /s/ B. Nolop
                                  -------------------------------------
                                  B. Nolop
                                  Executive Vice President and
                                  Chief Financial Officer
                                  (Principal Financial Officer)



                                  /s/ A. F. Henock
                                  -------------------------------------
                                  A. F. Henock
                                  Vice President - Controller
                                  and Chief Tax Counsel
                                  (Principal Accounting Officer)

                                                                       EXHIBIT 1
PITNEY BOWES INC.
CONSOLIDATED STATEMENTS OF INCOME - RESTATED FOR DISCONTINUED OPERATIONS ANALYSTS' P&L
(UNAUDITED)

                                                                             1999
                                             -----------------------------------------------------------------------------
                                                  First           Second          Third          Fourth
($000'S, EXCEPT PER SHARE DATA)                  Quarter         Quarter         Quarter         Quarter          Annual
                                             -------------   -------------    -------------   -------------   ------------
REVENUE FROM:
    SALES..................................  $    432,979    $    467,823     $    452,512    $    509,439     $1,862,753
    RENTALS AND FINANCING..................       354,052         366,740          367,938         396,869      1,485,599
    SUPPORT SERVICES.......................       109,622         116,787          116,750         120,065        463,224
                                             -------------   -------------    -------------   -------------   ------------

           TOTAL REVENUE...................       896,653         951,350          937,200       1,026,373      3,811,576
                                             -------------   -------------    -------------   -------------   ------------

COSTS AND EXPENSES:
    COST OF SALES..........................       259,949         273,283          263,958         274,592      1,071,782
    COST OF RENTALS AND FINANCING..........        93,782          98,153           98,610         105,122        395,667
    SELLING, SERVICE AND ADMINISTRATIVE....       305,621         315,455          318,816         350,288      1,290,180
    RESEARCH AND DEVELOPMENT...............        25,904          27,698           25,105          30,193        108,900
    OTHER INCOME...........................             -               -          (49,574)              -        (49,574)
    INTEREST, NET..........................        43,404          44,724           39,206          43,345        170,679
                                             -------------   -------------    -------------   -------------   ------------

           TOTAL COSTS AND EXPENSES........       728,660         759,313          696,121         803,540      2,987,634
                                             -------------   -------------    -------------   -------------   ------------

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES........................       167,993         192,037          241,079         222,833        823,942

PROVISION FOR INCOME TAXES.................        54,132          59,641           77,745          69,434        260,952
                                             -------------   -------------    -------------   -------------   ------------

INCOME FROM CONTINUING OPERATIONS..........       113,861         132,396          163,334         153,399        562,990
DISCONTINUED OPERATIONS....................        28,410          (2,655)          22,743          24,724         73,222
CUMULATIVE EFFECT OF ACCOUNTING CHANGE.....             -               -                -               -              -
                                             -------------   -------------    -------------   -------------   ------------

NET INCOME.................................  $    142,271    $    129,741     $    186,077    $    178,123     $  636,212
                                             =============   =============    =============   =============   ============

BASIC EARNINGS PER SHARE:
    CONTINUING OPERATIONS..................  $       0.42    $       0.49     $       0.61    $       0.58     $     2.11
    DISCONTINUED OPERATIONS................          0.11           (0.01)            0.09            0.09           0.27
    CUMULATIVE EFFECT OF ACCOUNTING CHANGE.             -               -                -               -              -
                                             -------------   -------------    -------------   -------------   ------------

    NET INCOME.............................  $       0.53    $       0.48     $       0.70    $       0.67     $     2.38
                                             =============   =============    =============   =============   ============

DILUTED EARNINGS PER SHARE:
    CONTINUING OPERATIONS..................  $       0.42    $       0.49     $       0.60    $       0.57     $     2.07
    DISCONTINUED OPERATIONS................          0.10           (0.01)            0.09            0.09           0.27
    CUMULATIVE EFFECT OF ACCOUNTING CHANGE.             -               -                -               -              -
                                             -------------   -------------    -------------   -------------   ------------

    NET INCOME.............................  $       0.52    $       0.48     $       0.69    $       0.66     $     2.34
                                             =============   =============    =============   =============   ============


AVERAGE COMMON AND POTENTIAL
    COMMON SHARES OUTSTANDING..............   274,962,244     273,016,885      271,196,789     268,775,741    272,006,143
                                             =============   =============    =============   =============   ============


PITNEY BOWES INC.
CONSOLIDATED STATEMENTS OF INCOME - RESTATED FOR DISCONTINUED OPERATIONS ANALYSTS' P&L
(UNAUDITED)

                                                                              2000
                                               ----------------------------------------------------------------------
                                                   First          Second          Third        Fourth
($000'S, EXCEPT PER SHARE DATA)                   Quarter         Quarter        Quarter       Quarter       Annual
                                               -------------   -------------   -----------   ----------   -----------

REVENUE FROM:
    SALES..................................... $    441,194    $    488,301    $  469,838    $ 483,168    $1,882,501
    RENTALS AND FINANCING                           380,671         386,648       366,763      371,019     1,505,101
    SUPPORT SERVICES..........................      122,900         122,676       123,393      124,297       493,266
                                               -------------   -------------   -----------   ----------   -----------
           TOTAL REVENUE......................      944,765         997,625       959,994      978,484     3,880,868
                                               -------------   -------------   -----------   ----------   -----------

COSTS AND EXPENSES:
    COST OF SALES.............................      258,094         280,211       264,320      271,552     1,074,177
    COST OF RENTALS AND FINANCING.............       99,916          95,644        86,608       91,064       373,232
    SELLING, SERVICE AND ADMINISTRATIVE.......      317,869         327,326       339,182      333,371     1,317,748
    RESEARCH AND DEVELOPMENT..................       29,511          30,528        27,640       32,807       120,486
    OTHER INCOME..............................            -               -             -            -             -
    INTEREST, NET.............................       44,684          50,411        49,021       48,261       192,377
                                               -------------   -------------   -----------   ----------  ------------

           TOTAL COSTS AND EXPENSES...........      750,074         784,120       766,771      777,055     3,078,020
                                               -------------   -------------   -----------   ----------  ------------

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES...........................      194,691         213,505       193,223      201,429       802,848

PROVISION FOR INCOME TAXES....................       61,238          67,172        47,538       63,775       239,723
                                               -------------   -------------   -----------   ----------  ------------

INCOME FROM CONTINUING OPERATIONS.............      133,453         146,333       145,685      137,654       563,125
DISCONTINUED OPERATIONS.......................       18,100          19,624        15,748       10,632        64,104
CUMULATIVE EFFECT OF ACCOUNTING CHANGE........       (4,683)              -             -            -        (4,683)
                                               -------------   -------------   -----------   ----------  ------------

NET INCOME.................................... $    146,870    $    165,957    $  161,433    $ 148,286   $   622,546
                                               =============   =============   ===========   ==========  ============

BASIC EARNINGS PER SHARE:
    CONTINUING OPERATIONS..................... $       0.51    $       0.57    $     0.57    $    0.55   $      2.20
    DISCONTINUED OPERATIONS...................         0.07            0.07          0.06         0.04          0.25
    CUMULATIVE EFFECT OF ACCOUNTING CHANGE....        (0.02)              -             -            -         (0.02)
                                               -------------   -------------   -----------   ----------  ------------

    NET INCOME................................ $       0.56    $       0.64    $     0.63    $    0.59   $      2.43
                                               =============   =============   ===========   ==========  ============

DILUTED EARNINGS PER SHARE:
    CONTINUING OPERATIONS..................... $       0.50    $       0.56    $     0.57    $    0.55   $      2.18
    DISCONTINUED OPERATIONS...................         0.07            0.08          0.06         0.04          0.25
    CUMULATIVE EFFECT OF ACCOUNTING CHANGE....        (0.02)              -             -            -         (0.02)
                                               -------------   -------------   -----------  -----------  ------------

    NET INCOME................................ $       0.55    $       0.64    $     0.63    $    0.59   $      2.41
                                               =============   =============   ===========  ===========  ============


AVERAGE COMMON AND POTENTIAL
    COMMON SHARES OUTSTANDING.................  266,033,984     259,702,184    256,113,963  252,517,006  258,602,218
                                               =============   =============   ===========  ===========  ============


                                                                       EXHIBIT 2
PITNEY BOWES INC.
SEGMENT REPORTING
(UNAUDITED)
                      RESTATED FOR DISCONTINUED OPERATIONS
                      ------------------------------------

(Dollars in Thousands)
                                                1999                                                  2000
                     ------------------------------------------------------- ------------------------------------------------------
                       First       Second      Third     Fourth                 First     Second      Third     Fourth
Revenue               Quarter     Quarter     Quarter    Quarter    Annual     Quarter    Quarter    Quarter    Quarter     Annual
-------              ----------  ---------- ---------- ---------- ---------- ---------- ----------  ---------  ---------  ---------
Global Mailing       $ 658,062   $ 695,672  $ 690,240  $ 754,954 $2,798,928  $ 698,051  $ 732,488   $ 700,448  $ 705,278 $2,836,265
Enterprise Solutions   194,015     205,090    197,470    205,887    802,462    201,537    217,830     212,080    230,070    861,517
                     ----------  ---------- ---------- ---------- ---------- ---------- ----------  ---------  ---------  ---------
Total Messaging
 Solutions             852,077     900,762    887,710    960,841  3,601,390    899,588    950,318     912,528    935,348  3,697,782
                     ----------  ---------- ---------- ---------- ---------- ---------- ----------  ---------  ---------  ---------

Capital Services        44,576      50,588     49,490     65,532    210,186     45,177     47,307      47,466     43,136    183,086

                     ----------  ---------- ---------- ---------- ---------- ---------- ----------  ---------  ---------  ---------
Total Revenue        $ 896,653   $ 951,350  $ 937,200 $1,026,373 $3,811,576  $ 944,765  $ 997,625   $ 959,994  $ 978,484 $3,880,868
                     ==========  ========== ========== ========== ========== ========== ==========  =========  =========  =========


Operating Profit (1)
----------------

Global Mailing       $ 174,674   $ 196,782  $ 198,208 $  219,911 $  789,575  $ 197,177  $ 221,157   $ 217,542  $ 210,637 $  846,513
Enterprise Solutions     8,268      13,396     13,881     15,963     51,508     14,695     19,786      14,903     23,830     73,214
                     ----------  ---------- ---------- ---------- ---------- ---------- ----------  ---------  ---------  ---------
Total Messaging
 Solutions             182,942     210,178    212,089    235,874    841,083    211,872    240,943     232,445    234,467    919,727
                     ----------  ---------- ---------- ---------- ---------- ---------- ----------  ---------  ---------  ---------

Capital Services        11,785      16,509     15,265     21,862     65,421     13,121     15,997      17,517     15,325     61,960

                     ----------  ---------- ---------- ---------- ---------- ---------- ----------  ---------  ---------  ---------
Total Operating
 Profit              $ 194,727   $ 226,687  $ 227,354  $ 257,736  $ 906,504  $ 224,993  $ 256,940   $ 249,962  $ 249,792 $  981,687
                     ==========  ========== ========== ========== ========== ========== ==========  =========  =========  =========


(1) Operating Profit excludes general corporate expenses, income taxes and net interest other than that related to finance operations